Exhibit 99.1
AMERICAN NATURAL ENERGY CORPORATION
6100 South Yale, Suite 300
Tulsa, Oklahoma 74136
Tel: 918-481-1440 Fax: 918-481-1473
American Natural Energy Corporation Announces Notice of Default
Tulsa, Oklahoma, May 1, 2007. American Natural Energy Corporation (the “Company”) (TSX Venture:ANR.U) is filing this Notice of Default pursuant to CSA Staff Notice 57-301 Failure to File Financial Statements on Time — Management Cease Trade Orders (“57-301”) in respect of the Company’s inability to file its annual audited financial statements for the year ended December 31, 2006 (the “Annual Financial Statements”) by the deadline of April 30, 2007 as required by National Instrument 51-102 Continuous Disclosure Obligations. In connection with the Company’s inability to file the Annual Financial Statements on time, the Company has applied to applicable Canadian securities regulators requesting that a management cease trade order (which restricts trading in the Company’s securities by the Company’s insiders) be issued as opposed to an issuer cease trade order (which restricts all trading in the Company’s securities). As of May 1, 2007, such application has been accepted and a management cease trade order has been issued.
The Company is unable to file the Annual Financial Statements on time due to the cumulative effect of the following factors. The Company and its auditors have been holding ongoing discussions regarding a possible impediment to the independence of the auditors from the Company. As a consequence of this potential issue, the Company and the auditors have been unable to satisfactorily complete the audit of the Annual Financial Statements to this date. The Company is exploring options in connection with ensuring that its audit is completed by an independent auditor, which options include removing the impediments to independence with its current auditors or engaging a new auditing firm to conduct the audit of the Annual Financial Statements.
The Company currently expects to file the Annual Financial Statements before June 30, 2007.
Pursuant to 57-301, applicable Canadian securities commissions or regulators may impose an issuer cease trade order against the Company if the Annual Financial Statements are not filed by June 30, 2007, being the date that is two months following the date of the filing deadline for the Annual Financial Statements. In addition, an issuer cease trade order may be imposed sooner if the Company fails to file Default Status Reports on time in accordance with 57-301.
The Company intends to satisfy the provisions of Appendix B to 57-301 by filing a Default Status Report in the prescribed form, as long as the Company remains in default of the financial statement filing requirement.
The Company is not currently subject to any insolvency proceedings. If the Company provides any information to any of its creditors during the period in which it is in default of filing the Annual Financial Statements, the Company confirms that it will also file material change reports on SEDAR containing such information.

ANEC is a Tulsa, Oklahoma based independent exploration and production company with operations in St. Charles Parish, Louisiana. For further information please contact Michael Paulk, CEO at 918-481-1440 or Steven P. Ensz, CFO at 281-367-5588.
The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.
This Press Release may contain statements which constitute forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995, including statements regarding the plans, intentions, beliefs and current expectations of ANEC, its directors, or its officers with respect to the ability of ANEC to meet its obligations under the Trust Indenture and otherwise meet its outstanding financial and other obligations. Forward-looking statements also include management’s plans, intentions, beliefs and current expectations regarding ANEC’s future business operations, well drilling and operating activities and performance of ANEC and management’s beliefs regarding production to be achieved from producing wells and its plans and expectations regarding further well drilling activities and the results of those activities. Investors are cautioned that any such forward-looking statements are not guarantees of ANEC’s ability to meet its obligations or its future performance and involve material risks and uncertainties. Important additional factors that could cause such differences are described in ANEC’s periodic reports and other filings made with the Securities and Exchange Commission and may be viewed at the Commission’s Website at www.sec.gov.